Supplement dated September 12, 2014
to the Institutional Class Prospectus for Principal Funds, Inc.
dated September 10, 2014
This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
For the Dynamic High Yield Explorer Fund, in the row for Preferred Securities, delete “Not Applicable” and substitute “Non-Principal.”